UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2012

FIRST SENTRY BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

West Virginia	000-53790	03-0398338
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

823 Eighth Street, Huntington, West Virginia		25701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (304) 522-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 11, 2012, First Sentry Bancshares, Inc. (the “Company”), the holding company for First Sentry Bank (the “Bank”), announced that it has filed a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended.  The Company expects the deregistration to be effective within 90 days after the filing of the Form 15.

The Board of Directors of the Company decided to deregister following the enactment in April 2012 of the Jumpstart Our Business Startups Act which increased the threshold of record holders for bank holding companies to deregister their shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SENTRY BANCSHARES, INC.
DATE: May 11, 2012	By:	/s/ Geoffrey S. Sheils
Geoffrey S. Sheils
President and Chief Executive Officer